                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          CASEY'S GENERAL STORES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

[LOGO]
   CASEY'S
GENERAL STORE

                                                                 August 6, 2002

To Our Shareholders:

   The Annual Meeting of the shareholders of Casey's General Stores, Inc. will be held at the Casey's General Stores, Inc. Corporate Headquarters, One Convenience Blvd., Ankeny, Iowa, at 9:00 A.M., Iowa time, on Friday, September 20, 2002. The formal Notice of Annual Meeting and Proxy Statement, which are contained in the following pages, outline the election of directors to be considered by the shareholders at the meeting.

   It is important that your shares be represented at the meeting whether or not you are personally able to attend. Accordingly, we ask that you please sign, date and return the enclosed Proxy Card promptly. If you later find that you may be present for the meeting or for any other reason desire to revoke your proxy, you may do so at any time before it is voted.

   Your copy of the Company's Annual Report for 2002 is also enclosed. Please read it carefully. It gives you a full report on the Company's operations for the fiscal year ended April 30, 2002.

   We look forward to seeing you at the meeting and thank you for your continued interest in the Company.

                                          Sincerely,

                                          /s/ Ronald M. Lamb
                                          Ronald M. Lamb
                                          Chief Executive Officer

[LOGO]
   CASEY'S
GENERAL STORE

                   Notice of Annual Meeting of Shareholders

                              September 20, 2002

To the Shareholders of Casey's General Stores, Inc.:

   The Annual Meeting of the shareholders of Casey's General Stores, Inc., an Iowa corporation, will be held at the Casey's General Stores, Inc. Corporate Headquarters, One Convenience Boulevard, Ankeny, Iowa, on Friday, September 20, 2002, at 9:00 A.M., Iowa time, for the following purposes:

      1. To elect seven members to the Board of Directors to serve until the next ensuing Annual Meeting of shareholders or until their successors are elected and qualified;

      2. To transact such other business as may properly come before the meeting or at any adjournment thereof.

   The Board of Directors has fixed the close of business, August 2, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting and at any and all adjournments thereof. A list of such holders will be open for examination by any shareholder for any purpose germane to the meeting, at the Company's Corporate Headquarters at the address described above, for a period of ten days prior to the meeting.

                                          By Order of the Board of Directors,

                                          /s/ John G. Hammon
                                          John G. Harmon
                                          Secretary/Treasurer

August 6, 2002

                                PROXY STATEMENT

   This Proxy Statement and the accompanying proxy card or voting instruction card (either, the "proxy card") are being mailed beginning on or about August 6, 2002, to each holder of record of the Common Stock, no par value (the "Common Stock"), of Casey's General Stores, Inc. (the "Company") at the close of business on August 2, 2002. Proxies in the form enclosed are solicited by the Board of Directors of the Company for use at the Annual Meeting of shareholders to be held at the Casey's General Stores, Inc. Corporate Headquarters, One Convenience Boulevard, Ankeny, Iowa 50021, at 9:00 A.M., Iowa time, on Friday, September 20, 2002.

   For participants in the Casey's General Stores, Inc. Dividend Reinvestment and Stock Purchase Plan, the proxy card represents the number of full and fractional shares in the participant's plan account, as well as other shares registered in the participant's name. If the proxy card is properly executed and returned, the shares represented thereby will be voted at the meeting in accordance with the shareholder's instructions. If no instructions are given, the proxy will be voted FOR the election as directors of the nominees named herein. A person giving a proxy may revoke it at any time before it is voted. Any shareholder attending the meeting may, on request, vote his or her own shares even though the shareholder has previously sent in a proxy card. Unless revoked, the shares of Common Stock represented by proxies will be voted on all matters to be acted upon at the meeting.

   For participants in the Casey's General Stores, Inc. Employees' Stock Ownership Plan and Trust (the "ESOP"), the proxy card will also serve as a voting instruction card for UMB Bank, n.a. (the "Trustee"), the trustee of the ESOP, with respect to the shares held in the participants' accounts. A participant cannot direct the voting of shares allocated to the participant's account in the ESOP unless the proxy card is signed and returned. If proxy cards representing shares in the ESOP are not returned, those shares will be voted by the Trustee in the same proportion as the shares for which signed proxy cards are returned by the other participants in the ESOP.

   The cost of soliciting proxies will be borne by the Company. The Company expects to solicit proxies primarily by mail. Proxies may also be solicited personally and by telephone by certain officers and regular employees of the Company. The Company may reimburse brokers and their nominees for their expenses in communicating with the persons for whom they hold shares of the Company.

                              SHARES OUTSTANDING

   Holders of record of the Common Stock at the close of business on the record date, August 2, 2002, will be entitled to vote on all matters to be presented at the Annual Meeting. On the record date, 49,626,062 shares of Common Stock were outstanding. Each such share of Common Stock will be entitled to one vote on all matters.

   The following table contains information with respect to each person, including any group, known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company as of the date indicated below. Except as otherwise indicated, the persons listed in the table have the voting and investment powers with respect to the shares indicated.

                                             Amount and Nature    Percent
     Name and Address of Beneficial Owner of Beneficial Ownership of Class
     ------------------------------------ ----------------------- --------
            UMB Bank, n.a................        2,198,362(1)       4.43%
             1010 Grand Blvd.
            Kansas City, MO 64106

            Donald F. Lamberti...........        3,088,399(2)       6.22%
            One Convenience Blvd.
             Akeny, IA 50021

                                             Amount and Nature    Percent
     Name and Address of Beneficial Owner of Beneficial Ownership of Class
     ------------------------------------ ----------------------- --------

        T. Rowe Price Associates, Inc....        5,355,700(3)      10.80%
         100 E. Pratt Street
         Baltimore, MD 21202

        ICM Asset Management, Inc.
        James M. Simmons.................        3,297,630(4)       6.70%
        601 W. Main Avenue, Suite 600
         Spokane, WA 99201

--------
(1) Information is as of August 2, 2002 and consists of shares held by UMB Bank, n.a. as the Trustee of the ESOP. Under the trust agreement creating the ESOP, the shares of Common Stock held by the Trustee are voted by the Trustee in accordance with the participants' directions or, if no directions are received, in the same manner and proportion as the Trustee votes shares for which the Trustee does receive timely instructions. The trust agreement also contains provisions regarding the allocation of shares to participants, the vesting of plan benefits and the disposition of shares. The amount shown includes an aggregate of 637,367 shares voted by the Trustee in accordance with the instructions of Messrs. Lamberti, Lamb, Harmon, Myers and Shaffer as participants in the ESOP.
(2) Information is as of August 2, 2002 and includes 40,000 shares subject to stock options which cannot be presently voted. See Footnote 1 above and Footnote 1 to the table set forth under the heading "BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK BY DIRECTORS AND EXECUTIVE OFFICERS" on pp. 6 herein.
(3) Based on Amendment No. 4 to the Schedule 13G filed by T. Rowe Price Associates, Inc. ("Price Associates") with the Securities and Exchange Commission (the "SEC"), dated February 14, 2002. Such information indicates that Price Associates had sole voting power over 1,347,100 shares and sole dispositive power over 5,355,700 shares. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.
(4) Based on Amendment No. 2 to the Schedule 13G filed by ICM Asset Management, Inc. ("ICM"), a registered investment advisor, and James M. Simmons, President of ICM, dated February 5, 2002. Such information indicates that ICM and Mr. Simmons have shared voting power over 2,111,890 shares and shared dispositive power over 3,297,630 shares.

                               VOTING PROCEDURES

   Under Iowa corporate law and the Restated and Amended Articles of Incorporation, as amended (the "Restated Articles"), the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote must be present or represented by proxy in order to constitute a quorum to conduct business at the 2002 Annual Meeting.

   Directors are elected by a majority of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. For purposes of determining the number of votes cast, all votes cast "for" or to "withhold authority" are included. Abstentions and any "broker non-votes," which occur when brokers are prohibited from exercising voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of votes cast.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

   The Board of Directors currently consists of seven persons. Under the Restated Articles, the Board of Directors may consist of up to nine persons, and individuals may be elected by the Board to fill any vacancies or to occupy any new directorships, with such individual serving in each case until the next annual meeting of shareholders and until a successor is duly elected and qualified. The Nominating Committee of the Board of Directors currently is considering whether to recommend that a new directorship be created for a non-employee director, and is discussing the same with possible candidates. There can be no assurance that any such new directorship will be created prior to the 2003 Annual Meeting of shareholders, but the Board of Directors would be authorized under the Restated Articles to create a new directorship and elect an individual to fill such position at some point in the future as described above.

   The Board of Directors has designated the seven individuals named below as nominees for election as directors of the Company at the 2002 Annual Meeting of shareholders. All nominees are currently directors of the Company and have been previously elected by the shareholders. Directors are elected to hold office until the next annual election and, in each case, until their respective successors are duly elected and qualified.

   Additional information regarding each of these nominees is set forth below. The number of shares of Common Stock of the Company beneficially owned by each of the nominees as of August 2, 2002 is set forth on page 6. Except as may be otherwise expressly stated, all nominees for directors have been employed in the capacities indicated for more than five years.

   It is intended that all proxies in the accompanying form, unless contrary instructions are given thereon, will be voted for the election of all the persons designated by the Board of Directors as nominees. In case any of the nominees is unavailable for election, an event which is not anticipated, the enclosed proxy may be voted for the election of a substitute nominee.

   The Board of Directors recommends a vote FOR election of the following nominees as directors of the Company:

      Ronald M. Lamb, 66, Chief Executive Officer and President of the Company. Mr. Lamb served as a Vice President of the Company from 1976 until 1987 when he was elected Chief Operating Officer. He served as President and Chief Operating Officer of the Company from September 1988 until becoming President and Chief Executive Officer on May 1, 1998. Mr. Lamb has been a director of the Company since 1981.

      Donald F. Lamberti, 64, Chairman of the Executive Committee. Mr. Lamberti co-founded the Company in 1967 and served as its President from 1975 to 1988, when he assumed the position of

   Chief Executive Officer. He served in that position until becoming Chairman of the Executive Committee on May 1, 1998. Mr. Lamberti, a director of the Company since 1967, also serves as a director of Wells Fargo Bank Iowa, N.A. and National By-Products, Inc. and as a member of the Board of Trustees of Buena Vista University.

      John G. Harmon, 48, Secretary/Treasurer of the Company. Mr. Harmon has been associated with the Company since 1976 and served as Corporate Secretary from 1987 until his appointment on July 25, 1998 to the position of Secretary/Treasurer. He has been a director of the Company since 1987.

      John R. Fitzgibbon, 80, consultant and former Vice Chairman and Chief Executive Officer of First Group Companies and former Chief Executive Officer of Iowa-Des Moines National Bank (currently Wells Fargo Bank Iowa, N.A.). Mr. Fitzgibbon, a director of the Company since 1983, also serves as a member of the Iowa State University Research Park Board and as Chairman of the Des Moines International Airport Board.

      John P. Taylor, 55, Chairman and Chief Executive Officer of Taylor Construction Group (formerly known as Taylor Ball), a general construction contractor. Mr. Taylor served as President of Taylor Ball from 1983 to 1992, when he assumed his present position. Mr. Taylor has been a director of the Company since 1993.

      Kenneth H. Haynie, 69, shareholder with Ahlers, Cooney, Dorweiler, Haynie, Smith & Allbee, P.C., a Des Moines law firm. Mr. Haynie has served as a director of the Company since 1987.

      Patricia Clare Sullivan, 74, consultant and President (1977-1993) and President of External Affairs (1993-1995) of Mercy Health Center of Central Iowa, Des Moines, Iowa. Ms. Sullivan has served as a director of the Company since 1996.

Meetings and Committees

   The Board of Directors held four meetings during the fiscal year ended April 30, 2002. At intervals between formal meetings, members of the Board are provided with various items of information regarding the Company's operations and are frequently consulted on an informal basis with respect to pending business. Each member of the Board of Directors attended 75% or more of the aggregate number of Board meetings and meetings of committees on which the member served.

   The Company's Amended and Restated Bylaws, restated as of March 3, 1997 (the "Bylaws"), establish four standing committees of the Board of Directors: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating Committee. In addition, the Bylaws authorize the Board of Directors to establish other committees for selected purposes.

   The Executive Committee, presently consisting of Messrs. Lamberti, Lamb, Fitzgibbon and Haynie, is authorized, within certain limitations, to exercise the power and authority of the Board of Directors between meetings of the full Board. The Committee met twice during the fiscal year ended April 30, 2002.

   The principal functions of the Audit Committee, presently consisting of Messrs. Taylor, Fitzgibbon, Haynie and Ms. Sullivan (all of whom are independent for purposes of the NASDAQ listing requirements), are the recommendation to the Board of Directors of an independent public accounting firm to be the Company's auditors, and the approval of the audit arrangements and audit results. The Committee met three times during the fiscal year ended April 30, 2002.

   The principal functions of the Compensation Committee, presently consisting of Messrs. Fitzgibbon, Haynie, Taylor and Ms. Sullivan, are to review management's evaluation of the performance of the Company's officers and their compensation arrangements and to make recommendations to the Board of Directors concerning the compensation of the Company's executive officers, Vice Presidents and outside directors. The Committee met twice during the fiscal year ended April 30, 2002.

   The Nominating Committee, presently consisting of Ms. Sullivan and Messrs. Haynie, Taylor and Fitzgibbon, generally reviews the qualifications of candidates proposed for nomination and recommends to the Board candidates for election at the Annual Meeting of shareholders. The Committee met once during the fiscal year ended April 30, 2002.

Compensation of Directors

   Directors who are also employees of the Company receive no compensation in their capacities as directors. During the fiscal year ended April 30, 2002, each non-employee director was paid an annual cash retainer fee of $10,000 plus meeting fees of $1,000 per Board meeting and $750 for each committee meeting attended. The Company also paid the premiums on a directors' and officers' liability insurance policy insuring all directors. Non-employee directors are also provided coverage under the Company's group life insurance plan, with individual coverages of $50,000 each.

   For the fiscal year beginning May 1, 2002, non-employee directors will receive an annual retainer fee of $15,000; a fee for $1,000 for attendance at a meeting of the shareholders, Board of Directors or committee of the Board; a fee of $1,000 for attendance at a seminar relating to Board or committee service, if attended; and a fee of $1,000 for the Chairman of each of the Nominating, Audit and Compensation Committees of the Board, subject to the further policy that the Chair of the Audit Committee be rotated not less often than every three years as determined by the Board of Directors.

   Under the Non-Employee Directors' Stock Option Plan approved by the shareholders at the 1995 Annual Meeting (the "Director Stock Plan"), each Eligible Non-Employee Director (defined in the Director Stock Plan as any person who is serving as a non-employee director of the Company on the last day of a fiscal year) will receive an option to purchase 2,000 shares of Common Stock. The exercise price of all options awarded under the Director Stock Plan is the average of the last reported sale prices of shares of Common Stock on the last trading day of each of the 12 months preceding the award of the option. The term of such options is ten years from the date of grant, and each option is exercisable immediately upon grant. The aggregate number of shares of Common Stock that may be granted pursuant to the Director Stock Plan may not exceed 200,000 shares, subject to adjustment to reflect any future stock dividends, stock splits or other relevant capitalization changes. In accordance with the terms of the Director Stock Plan, Messrs. Fitzgibbon, Haynie, Taylor and Ms. Sullivan each received an option on May 1, 2002 to purchase 2,000 shares of Common Stock at an exercise price of $13.07 per share.

                BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK
                      BY DIRECTORS AND EXECUTIVE OFFICERS

   The following table sets forth, as of August 2, 2002, the beneficial ownership of shares of the Company's Common Stock, the only class of capital stock outstanding, by the current directors of the Company, the executive officers named in the Summary Compensation Table herein, and all current directors and executive officers as a group. Except as otherwise indicated, the shareholders listed in the table have the voting and investment powers with respect to the shares indicated.

                                                             Shares                   Total Amount and
                                                Direct     Subject to     ESOP      Nature of Beneficial Percent
Name of Beneficial Owner                       Ownership   Options (1) Shares (2)      Ownership (3)     of Class
------------------------                     ---------     ----------- ----------   -------------------- --------
Ronald M. Lamb..............................   505,500        40,000    526,230          1,071,730         2.16%
Donald F. Lamberti.......................... 3,088,399        40,000        -0- (4)      3,128,399         6.30%
John G. Harmon..............................       -0-        45,000    109,875            154,875           *
John R. Fitzgibbon..........................   127,220 (5)    26,000        -0-            153,220           *
Kenneth H. Haynie...........................    53,662 (6)    26,000        -0-             79,662           *
John P. Taylor..............................    20,000        18,000        -0-             38,000           *
Patricia Clare Sullivan.....................     1,700        10,000        -0-             11,700           *
Robert J. Myers.............................     2,000        36,000      1,254             39,254           *
Jamie H. Shaffer............................    11,000        30,000          8             41,008           *
All current executive officers and directors
  as a group (9 persons).................... 3,809,481       271,000    637,367          4,717,848         9.50%

--------
   * Less than 1%
(1) Consisting of shares (which are included in the totals) that are subject to acquisition through the exercise of stock options granted under the 2000 Stock Option Plan or the Director Stock Plan, but which cannot be presently voted by the executive officers or non-employee directors holding the options. See "ELECTION OF DIRECTORS--Compensation of Directors" on page 5 and "EXECUTIVE COMPENSATION--Option Grants and Exercises" on page 10 herein.
(2) The amounts shown (which are included in the totals) consist of shares allocated to the named executive officers' accounts in the ESOP as of April 30, 2002 (the most recent allocation made by the Trustee of the ESOP) over which the officer exercises voting power. See Footnote 1 to the table set forth under the heading "SHARES OUTSTANDING" on page 1 herein.
(3) Except as otherwise indicated, the amounts shown are the aggregate numbers of shares attributable to the shareholders' direct ownership of shares, shares subject to the exercise of options and ESOP shares.
(4) On January 9, 2002, Mr. Lamberti received an in-service distribution of his accrued benefit in the ESOP, equal at the time to 1,137,479 shares of Common Stock. Such shares are included in those reported as Mr. Lamberti's direct share ownership.
(5) The amount shown includes an aggregate of 43,220 shares held by a family trust and affiliated business of Mr. Fitzgibbon.
(6) The amount shown includes 2,000 shares held by a family trust for which Mr. Haynie acts as trustee.

Termination of Voting Trust Agreement

   On June 24, 2002, Messrs. Lamberti and Lamb, who have been parties to a voting trust agreement since 1982 that would have become effective upon the date of death of the first of such shareholders, terminated their voting trust agreement with the consent of the Company. With this termination, Messrs. Lamberti and Lamb now may vote and dispose of their shares of Common Stock without restriction or reference to said agreement.

                            EXECUTIVE COMPENSATION

Report of Compensation Committee

   The Compensation Committee of the Board of Directors (the "Committee"), consisting of the four current non-employee directors, is responsible for evaluating the performance of management and determining the annual compensation to be paid to the Company's chief executive officer and the executive officers named in the Summary Compensation Table. The Committee also administers the 2000 Stock Option Plan (the "Option Plan"), makes recommendations to the Board of Directors with respect to the employment agreements with the executive officers and approves of the salaries and bonus structure proposed by the Chief Executive Officer for the Company's Vice-Presidents.

Objectives

   The Committee's executive compensation policies are designed to attract, motivate and retain executives who will contribute to the long-term success of the Company, and to reward executives for achieving both short-term and long-term strategic goals of the Company. The Company is committed to providing a fair and competitive pay package to all employees. Compensation for executive officers is linked directly to the Company's financial performance as well as the attainment of each executive officer's individual performance goals. As a result, a substantial portion of each executive officer's total compensation is intended to be variable and to relate to and be contingent upon the financial performance of the Company, as well as each executive officer's job performance.

   Each year, typically in July or August, the Committee reviews the Company's executive compensation program and approves individual salary levels and performance goals for all executive officers and other senior Company personnel. The Committee also may make determinations with respect to the award of stock options under the Option Plan at that time.

Executive Officer Compensation

   The three principal components of the Company's executive compensation program consist of base salary, annual incentive payments and stock options.

   Base Salary. Base salaries for executive officers of the Company are determined primarily on the basis of each executive officer's job description and corresponding responsibilities, rather than on the basis of job titles or comparisons with executive officers at comparably sized companies. The Company currently has only five executive officer positions and, as a result, the Committee believes that the Company's executive officers generally assume more extensive responsibilities than those found in similar positions with comparably sized companies. The base salary of Messrs. Lamberti, Lamb and Harmon is set forth in their employment agreements with the Company and may be adjusted during the terms thereof with the consent of the individual officer.

   Annual Incentive Payments. The Company's executive officers (as well as its Vice Presidents) annually participate in an incentive compensation bonus pool. Bonus awards are paid in respect of the Company's performance during the preceding fiscal year, and are made only if the Company achieves specific performance targets in earnings per share established for that year by the Committee. The amount of the bonus award generally increases as earnings per share increase above the levels specified by the Committee. Gasoline margins achieved during the year are also taken into account in determining the levels of earnings at which bonuses are awarded. The purpose of the bonus award is to reward superior performance by the Company's executive officers that has resulted in the Company achieving certain financial performance levels in terms of earnings per share.

   Stock Options. Stock options may be granted to executive officers and other key employees of the Company under the terms of the Option Plan. The size of an individual's stock option award is based primarily on individual performance and the individual's responsibilities and position with the Company. The Option Plan is designed to assist the Company in attracting, retaining and motivating executive officers and other key employees. The stock options are also designed to align the interests of the executive officers and other key employees with those of the Company's shareholders. The stock options are granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. This approach encourages the creation of shareholder value over the long-term, in that no benefit is realized from the stock option grants unless the price of the Company's Common Stock rises over a number of years. It has been the Committee's practice generally to award options to key Company employees in every other year.

   Additional Compensation and Benefits. The Company's compensation of executive officers includes certain other benefits. Each executive officer is entitled to receive additional compensation in the form of payments, allocations, or accruals under various benefit plans, consisting primarily of contributions to the Company's 401(k) plan and employee stock ownership plan. The Committee believes that these plans are an integral part of the overall compensation program of the Company.

   Chief Executive Officer. Mr. Lamb's compensation for the fiscal year ended April 30, 2002 was determined in accordance with the above policies and in light of his employment agreement with the Company. Mr. Lamb received no bonus in the fiscal year ended April 30, 2002 because the Company did not achieve the specified financial performance targets in earnings per share established by the Committee for the 2001 fiscal year.

   Other. The Committee periodically reviews the terms of the employment agreements with the executive officers and from time to time considers modifications to the same. The Committee also is aware of the statutory limitations placed on the deductibility of compensation in excess of $1 million which is earned by an executive officer in any year, and is continuing to monitor developments in this area.

                                          COMPENSATION COMMITTEE

                                          John R. Fitzgibbon, Chairman
                                          Kenneth H. Haynie
                                          John P. Taylor
                                          Patricia Clare Sullivan

Executive Compensation

   The following table sets forth certain information concerning the compensation paid during the last three fiscal years to the chief executive officer and the four other most highly compensated executive officers of the Company as of April 30, 2002 whose compensation (based on the total of the amounts required to be shown in the salary and bonus columns of such table) exceeded $100,000.

                          Summary Compensation Table

                                                                                  Long-Term
                                                  Annual Compensation            Compensation
                                        ------------------------------------     ------------
                                                                                  Securities
                                                                  Other Annual    Underlying       All Other
Name and Principal Position        Year Salary ($) Bonus ($)(1) Compensation ($) Options (#)  Compensation ($)(2)
---------------------------        ---- ---------- ------------ ---------------- ------------ -------------------
Ronald M. Lamb
   President and Chief Executive
    Officer                        2002  550,000         -0-            836         10,000             -0-
                                   2001  541,666     100,000            836            -0-             -0-
                                   2000  450,000     200,000            836         10,000             -0-
Donald F. Lamberti
   Chairman of the Executive
    Committee                      2002  550,000         -0-          2,444         10,000             -0-
                                   2001  541,666     100,000          2,444            -0-             -0-
                                   2000  450,000     200,000          2,444         10,000             -0-
John G. Harmon
   Secretary/Treasurer             2002  218,333      20,000        121,036 (3)     10,000             -0-
                                   2001  172,917      50,000          1,789            -0-             -0-
                                   2000  150,000      90,000          1,789         10,000             -0-
Robert J. Myers
   Senior Vice President           2002  158,333      14,000          1,032         10,000           6,333
                                   2001  138,333      25,000          1,032            -0-           5,533
                                   2000  118,833      45,000          1,032         10,000           4,733
Jamie H. Shaffer
   Vice President and Chief
    Financial Officer              2002  193,333      17,500          3,600         15,000             -0-
                                   2001  172,917      20,000          3,600          5,000             -0-
                                   2000  150,000      20,000          3,700          5,000             -0-

--------
(1) Bonus awards are paid in respect of the Company's performance during the preceding fiscal year.
(2) The amount shown for each named executive officer is the total of the Company's contributions to the Company's 401(k) plan, in which all employees are eligible to participate, and contributions to the ESOP.
(3) The amount shown includes amounts attributable to Mr. Harmon's exercise of stock options and the sale of the shares acquired thereby.

Option Grants and Exercises

   The following tables summarize, for the fiscal year ended April 30, 2002, option grants to the executive officers named in the Summary Compensation Table under the Option Plan, and the value of the options held by such persons at April 30, 2002.

                       Option Grants in Last Fiscal Year

                                                                                                   Potential realizable
                                                                                                   Value at Assumed
                                                                                                    Annual Rates of
                                                                                                      Stock Price
                                                                                                   Appreciation for
                                                                                                   --------------------
                                          Percent of Total Options
                                            Granted to Employees
Name               Options Granted (#)(1)      in Fiscal Year      Exercise ($/Sh) Expiration Date 5% ($)   10% ($)(2)
----               ---------------------- ------------------------ --------------- --------------- ------   ----------
Ronald M. Lamb....         10,000                   3.1%                11.74          5/24/11     73,832    187,105
Donald F. Lamberti         10,000                   3.1%                11.74          5/24/11     73,832    187,105
John G. Harmon....         10,000                   3.1%                11.74          5/24/11     73,832    187,105
Robert J. Myers...         10,000                   3.1%                11.74          5/24/11     73,832    187,105
Jamie H. Shaffer..          5,000                   1.5%                11.74          5/24/11     36,916     93,553
                           10,000                   3.1%                11.20          6/12/11     70,436    178,499

--------
(1) Stock options have no value on the date of grant because the exercise price per share is equal to the market price per share of the Company's Common Stock on the date the option is granted. A stock option has value to the optionee in the future only if the market price of the Company's Common Stock at the time the option is exercised exceeds the exercise price.
(2) The dollar amounts under the 5% and 10% Columns are the result of calculations required by the Securities and Exchange Commission and should not be viewed as, and are not intended to be, a forecast of possible future appreciation in the Company's stock price.

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values

                                               Number of
                                              Securities        Value of
                                              Underlying      Unexercised
                                              Unexercised     In-the-Money
                                              Options at       Options at
                                               Year-End         Year-End
                                            --------------- ----------------
                         Shares     Value    Exercisable/     Exercisable/
                      Acquired on  Realized  Unexercisable   Unexercisable
   Name               Exercise (#)  ($)(1)  (#) (in shares) (in dollars) (2)
   ----               ------------ -------- --------------- ----------------
   Ronald M. Lamb....         0          0   30,000/10,000    46,650/12,800
   Donald F. Lamberti         0          0   30,000/10,000    46,650/12,800
   John G. Harmon....    25,000    119,247   35,000/10,000   102,063/12,800
   Ronald J. Myers...         0          0   26,000/10,000    33,070/12,800
   Jamie H. Shaffer..         0          0   10,000/15,000     3,850/24,600

--------
(1) The "value realized" represents the difference between the exercise price of the option shares and the market price of the option shares on the date the option was exercised. The value realized was determined without considering any taxes which may have been owed.
(2) Calculated on the basis of a stock price of $13.02 per share, which was the last reported sales price of shares of Common Stock reported on the NASDAQ National Market System on April 30, 2002, minus the exercise price.

Employment, Change of Control and Severance Arrangements

   Employment Contracts. The Company entered into amended and restated employment agreements with each of Messrs. Lamberti, Lamb and Harmon in October 1997. The agreements with Messrs. Lamberti and Lamb are for terms of five years with automatic renewal terms of three years. The agreement with Mr. Harmon was amended on June 12, 2001 and now expires in August 2004. The term of employment for Mr. Harmon would be extended for a three year period in the event of a "change of control" (as defined in the agreement) of the Company.

   Each of the agreements with the foregoing executive officers continues their levels of responsibility on an equivalent basis to the duties performed by each of them prior to the effective date of the agreement. Under their agreements, Messrs. Lamberti and Lamb currently receive compensation exclusive of bonuses at the rate of $550,000 per year, and Mr. Harmon receives compensation exclusive of bonuses at the rate of $220,000 per year. In each case, such compensation is subject to adjustment as the Company and the officer mutually shall agree. In addition, each officer receives all benefits generally provided by the Company to its employees and officers, including specified health insurance coverages.

   In each case, the officer's employment may be terminated as a result of death, disability, cause or "good reason," both before or following any change in control of the Company. For this purpose, good reason is generally defined as a diminution in compensation or level of responsibility, forced relocation to another area, or the failure to continue employment upon the stated terms and conditions.

   Under the agreements, the death of either Messrs. Lamberti or Lamb would obligate the Company to pay their surviving spouse the officer's salary for a period of 24 months, after which the spouse would receive monthly benefits equal to one-half of the officer's retirement benefits for a period of 20 years or until the spouse's death, whichever occurs first. A similar obligation would arise in the event of the death of Mr. Harmon, except that the period during which full salary would be paid would be 12 rather than 24 months. In the event either Messrs. Lamberti or Lamb become disabled, the officer would be entitled to disability benefits equal to one-half of their then-current salary until they reach age 65 or are no longer disabled or until their death, whichever occurs first. In the event they recover from their disability, such officers would be eligible to receive retirement benefits thereafter until death as described below. Mr. Harmon is not entitled to receive any disability payments under his agreement with the Company.

   In the event of termination for cause (or other than for good reason), each of the officers is entitled to receive his salary to the date of termination. In the event an officer terminates employment for good reason or for any termination other than for cause, the Company would be obligated to pay such officer (i) his salary through the date of termination, (ii) a pro-rata portion of the highest annual bonus received during the three previous fiscal years, if any, (iii) a payment equal to 2.0 times the sum of the officer's salary and the foregoing bonus amount and (iv) all compensation previously deferred. Certain employee benefits also would be continued for a two-year period following the date of termination. If an officer terminates employment for good reason or is terminated for any reason other than for cause within three years following a change of control, the Company would be obligated to pay such officer as it would for a "good reason" termination described above, except that the multiple would be 3.0 times the sum of the officer's salary and highest recent bonus rather than 2.0 times. Similarly, certain employee benefits also would be continued for a three-year period following the date of termination. In the event of such a termination, the Company would be obligated to reduce the payment amount to the maximum deductible amount permitted under the golden parachute tax provisions and Section 162(m) of the Internal Revenue Code of 1986.

   In connection with the approval of the foregoing agreements, the Board of Directors adopted a Non-Qualified Supplemental Executive Retirement Plan ("SERP") for the three executive officers. The SERP provides for the payment of an annual retirement benefit to the officer for the earlier of a period of 20 years or until his death, after which such benefits shall be paid to the officer's spouse for a period ending on the 20th anniversary of the officer's retirement or the spouse's death, whichever occurs first. In the case of Messrs. Lamberti and Lamb, optional retirement is permitted upon the officer reaching age 59 (which both such officers have met), following which such officer would be entitled to receive an annual retirement benefit equal to one-half of his then-current salary. In the case of Mr. Harmon, optional retirement is available upon reaching age 55. In such event, the retirement benefits available to Mr. Harmon would be equal to one-fourth of his then-current salary, increasing by 5% of his salary for each additional year of employment until he reaches age 60.

   The Board of Directors also approved the execution of a trust agreement with UMB Bank, n.a. for the purpose of creating a trust to secure its obligations under the SERP in the event of a change of control of the Company. In such event, the trust would be funded in an amount equal to the maximum amount payable to the officers under the SERP, either in cash or pursuant to an irrevocable letter of credit established by the Company for that purpose. Payment of the retirement benefits to the officers thereafter would be made by the trustee from the trust funds, at the times and in the amounts provided in the SERP.

   Change of Control Agreements. In addition to the agreements with Messrs. Lamberti, Lamb and Harmon, the Company has entered into "change of control" employment agreements with 12 other key employees, including the ten current Vice Presidents. The purpose of these agreements is to encourage such individuals to carry out their duties in the event of a possible change of control of the Company. Under the terms of these agreements, the individuals may become entitled to receive certain payments upon their termination of employment or if their job duties or compensation and benefits are substantially reduced within two years following a change of control of the Company. The maximum amount payable is two or three times the sum of the individual's salary and the highest annual bonus received by such individual during the two preceding years. In addition, the agreements provide for the continuation of certain benefits for up to two years after termination.

                     EQUITY COMPENSATION PLAN INFORMATION

   The following table sets forth information concerning the shares of Common Stock that may be issued upon exercise of options, warrants and rights under all equity compensation plans as of April 30, 2002, consisting of the Option Plan and the Director Stock Plan. Both of such plans have been approved by the shareholders.

                                       (a)                  (b)                   (c)

                                                                         Number of securities
                                                                        remaining available for
                               Number of securities                      future issuance under
                                to be issued upon    Weighted-average     equity compensation
                                   exercise of       exercise price of     plans (excluding
                               outstanding options, outstanding options securities reflected in
Plan category                  warrants and rights  warrants and rights       column (a))
-------------                  -------------------- ------------------- -----------------------
Equity compensation plans
  approved by security holders      1,173,650             $11.61                364,664
                                    ---------             ------                -------
Equity compensation plans not
  approved by security holders           None               None                   None
                                         ----               ----                   ----
       Total..................

                         COMPARATIVE STOCK PERFORMANCE

   The Performance Graph set forth on the following page compares the cumulative total shareholder return on the Company's Common Stock for the last five fiscal years with the cumulative total return of the Russell 2000 Index and a peer group index based on the common stock of the following convenience store companies: Uni-Marts Incorporated and 7-Eleven, Inc. (formerly known as the Southland Corporation). Dairy Mart Convenience Stores, Inc. has been deleted from the peer group index because of that company's September 2001 bankruptcy filing and subsequent delisting by the American Stock Exchange. The cumulative total shareholder return computations set forth in the Performance Graph assume the investment of $100 in the Company's Common Stock and each index on April 30, 1997, and reinvestment of all dividends. The total shareholder returns shown are not intended to be indicative of future returns.

                                          [CHART]

         Casey's
         General
       Stores, Inc.     Peer Group     Russell 2000
4/97      100              100            100
4/98      174.31            83.85         142.40
4/99      141.66            70.39         129.23
4/00      125.58           105.62         153.03
4/01      130.45            56.13         148.66
4/02      141.78            52.20         158.58

   The above Performance Graph and related disclosure, as well as the Reports of the Compensation Committee (set forth on pages 7 and 8 hereof) and the Audit Committee (set forth on page 14 hereof) shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

        OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Compensation Committee Interlocks and Insider Participation

   The Compensation Committee of the Board of Directors determines annually the compensation to be paid to the Company's Chief Executive Officer and other executive officers, including the executive officers named in the Summary Compensation Table. The current members of the Compensation Committee are Messrs. Fitzgibbon (Chairman), Haynie, Taylor and Ms. Sullivan. Mr. Haynie is a shareholder with Ahlers, Cooney, Dorweiler, Haynie, Smith & Allbee, P.C., a law firm in Des Moines, Iowa. The Company retained this law firm during fiscal 2002 for legal services and expects to retain such firm in the current fiscal year.

Certain Transactions

   At one store location in Des Moines, Iowa, the Company owns the building and currently leases the land from a trust created by Mr. Lamberti's mother. The Company's lease is for a term of 15 years and provides for a fixed monthly rental payment of $1,300 and payment of an amount equal to 1% of sales by the store. The amounts paid by the Company under the lease during the past three fiscal years were $41,539 in fiscal 2000, $43,257 in fiscal 2001 and $40,540 in fiscal 2002. The Company does not intend to lease additional store sites or buildings from affiliated persons.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

   The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

   In this context, the Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). The auditor's independence from the Company and its management also was discussed, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

   In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended April 30, 2002.

                                          AUDIT COMMITTEE

                                          John P. Taylor, Chairman
                                          John R. Fitzgibbon
                                          Kenneth H. Haynie
                                          Patricia Clare Sullivan

Selection of Auditor

   KPMG LLP was engaged by the Company to serve as its auditors for fiscal 2002. Representatives of KPMG LLP will be in attendance at the Annual Meeting to be held on September 20, 2002, and will be available to respond to appropriate questions and may make a statement if they so desire.

Independent Auditor Fees

   The following table sets forth the aggregate fees billed to the Company and subsidiaries for the fiscal year ended April 30, 2002 by the Company's independent auditor, KPMG LLP:

        Audit Fees (a)......................................... $ 83,400
        Financial Information Systems Design and Implementation   -0-
        All other fees:
           Audit related (b)...................................   15,600
           Other (c)...........................................   94,250
                                                                --------
                                                                $193,250
                                                                ========

--------
(a) Includes fees for review of Securities and Exchange Commission filings.
(b) Audits of employee benefit plans.
(c) Fees for tax return preparation and consulting.

   The Audit Committee has advised the Company that it has determined the non-audit services rendered by KPMG LLP during the Company's most recent year are compatible with maintaining the independence of the auditors.

                                ANNUAL REPORTS

   The Company's 2002 Annual Report, including consolidated financial statements, is being mailed to shareholders with this Proxy Statement, but does not form a part of the material for the solicitation of proxies. The Company will provide without charge to each shareholder, on written request, a copy of the Company's Annual Report on Form 10-K for the year 2002, including the consolidated financial statements and schedules thereto, filed with the Securities and Exchange Commission. If a shareholder requests copies of any exhibits to such Form 10-K, the Company may require the payment of a fee covering its reasonable expenses. A written request should be addressed to the Secretary/Treasurer, Casey's General Stores, Inc., One Convenience Blvd., Ankeny, Iowa 50021-0845.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

   Any proposal which a shareholder intends to present at the annual meeting of shareholders in 2003 must be received by the Company by April 8, 2003 in order to be eligible for inclusion in the Company's proxy statement and proxy card relating to such meeting. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable SEC regulations governing the solicitation of proxies.

   The Company's Bylaws contain advance notice procedures relating to shareholder nominations of directors and other business to be brought before an annual meeting of shareholders other than by or at the direction of the Board of Directors. Under the Bylaws, in order for a shareholder to nominate a director candidate for election at an annual meeting of shareholders, the shareholder must deliver written notice thereof to the Secretary of the Company at least 90 days prior to the one-year anniversary date of the date of the immediately preceding annual meeting of shareholders. In the case of shareholder nominations to be considered at the 2003 Annual Meeting, therefore, such notice must be received by the Secretary by no later than June 21, 2003. The notice must set forth certain information concerning such shareholder and the shareholder's nominee(s), including their names and addresses, a representation that the shareholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, a description of all arrangements or understandings between the shareholder and each nominee, such other information as would be required to be included in a proxy statement pursuant to the proxy rules of the SEC had the nominee(s) been nominated by the Board of Directors, and the consent of each nominee to serve as a director of the Company if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

   Under the Bylaws, a shareholder may bring other business before an annual meeting of shareholders only by delivering written notice to the Company within the time limit described above for shareholder nominations of director candidates. The notice must set forth certain information concerning such shareholder and all persons or entities acting in concert with the shareholder, including their names, addresses and number of shares owned of record, a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, a description of all arrangements or understandings between such shareholder and any other persons in connection with the proposal of such business, a representation that such shareholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring such business before the meeting and such other information regarding the proposal as would be required to be included in a proxy statement filed with the SEC. The Chairman of the meeting may determine that particular items of business were not properly brought before the annual meeting in accordance with the Bylaws, in which case any such business shall not be transacted.

   A shareholder proponent must be a shareholder of the Company both at the time of giving of notice and at the time of the meeting and who is entitled to vote at the meeting. Any such notice must be given to the Secretary of the Company, whose address is One Convenience Blvd., Ankeny, Iowa 50021-0845. Any shareholder desiring a copy of the Bylaws will be furnished a copy without charge upon written request of the Secretary. The time limits described above also apply in determining whether notice is timely for purposes of Rule 14a-4(c)(1) under the Securities Exchange Act of 1934 relating to exercise of discretionary voting authority, and are separate and apart from, and in addition to, the SEC requirements that a shareholder must meet in order to have a shareholder proposal included in the Company's proxy statement for an annual meeting.

                                 OTHER MATTERS

   So far as the Board of Directors and the management of the Company are aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the same in accordance with their judgment on such other matters.

                                          By Order of the Board of Directors,

                                          /s/ John G. Hammon
                                          John G. Harmon
                                          Secretary/Treasurer

August 6, 2002

   YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING POSTPAID ENVELOPE.

                           CASEY'S GENERAL STORES, INC.                    PROXY
                            ONE CONVENIENCE BOULEVARD
                               ANKENY, IOWA 50021

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                     [LOGO]

      The undersigned hereby appoints Donald F. Lamberti and Ronald M. Lamb as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Casey's General Stores, Inc. held of record by the undersigned on August 2, 2002 at the Annual Meeting of shareholders to be held on September 20, 2002, or any adjournment thereof.

      1. PROPOSAL 1 - ELECTION OF DIRECTORS

              __
              __ FOR ALL NOMINEES LISTED BELOW
                 (except as marked to the contrary below).

              __
              __ WITHHOLD AUTHORITY to vote for all nominees below.

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

              __                           __
              __ Donald F. Lamberti        __ Ronald M. Lamb

              __                           __
              __ John G. Harmon            __ John R. Fitzgibbon

              __                           __
              __ Kenneth H. Haynie         __ Patricia Clare Sullivan

              __
              __ John P. Taylor


      2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


               (To be signed on the other side.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                     DATED: _____________________, 2002

                                     -----------------------------------
                                     Signature

                                     -----------------------------------
                                     Signature if held jointly

                                     Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     PLEASE MARK, SIGN, DATE AND RETURN THE
                                     PROXY CARD PROMPTLY USING THE ENCLOSED
                                     ENVELOPE.

                         CASEY'S GENERAL STORES, INC.        INSTRUCTION
                          ONE CONVENIENCE BOULEVARD          CARD
                            ANKENY, IOWA  50021

                                  [LOGO]


INSTRUCTIONS TO:    UMB Bank, n.a., as Trustee of the Seventh Amended and
                    Restated Casey's General Stores, Inc. Employees' Stock
                    Ownership Plan and Trust (the "ESOP").



      I hereby direct that the voting rights pertaining to all shares of Common Stock of Casey's General Stores, Inc. held by the Trustee and allocated to my account in the ESOP shall be exercised at the Annual Meeting of the shareholders of Casey's General Stores, Inc. to be held on September 20, 2002, or at any adjournment of such meeting, in accordance with the instructions below, in voting upon the election of Directors, and on any other business that may properly come before the meeting.


1.    PROPOSAL 1 - ELECTION OF DIRECTORS


      --
      __  FOR ALL NOMINEES LISTED BELOW
            (except as marked to the contrary below).

      --
      __ WITHHOLD AUTHORITY to vote for all nominees below.

      (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)


             --                             --
             __ Donald F. Lamberti          __ Ronald M. Lamb



             --                             --
             __ John G. Harmon              __ John R. Fitzgibbon



             --                             --
             __ Kenneth H. Haynie           __ Patricia Clare Sullivan



             --
             __ John P. Taylor




2. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.


                    (To be signed on the other side.)

                          CASEY'S GENERAL STORES, INC.
                   EMPLOYEES' STOCK OWNERSHIP PLAN AND TRUST



      You are entitled to direct the voting of the total number of shares of Common Stock of Casey's General Stores, Inc. allocated to your account in the ESOP through August 2, 2002, the record date for voting at the September 20, 2002 Annual Meeting of shareholders, if your completed and signed Instruction Card is received by the Trustee no later than September 18, 2002. If your voting instructions are not timely received by the Trustee, the shares allocated to your account and the other shares held by the Trustee for which no instructions were timely received will be voted by the Trustee in the same manner and proportion as the Trustee votes shares for which the Trustee does receive timely instructions.





                       DATED: _____________________, 2002




                       -----------------------------------
                       Participant's Signature



                       (Please sign exactly as your name
                       appears)



                       PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.